Expense Example, No Redemption (Vanguard Pennsylvania Long-Term Tax-Exempt Fund Retail)	Vanguard Pennsylvania Long-Term Tax-Exempt Fund Vanguard Pennsylvania Long-Term Tax-Exempt Fund - Investor Shares 12/1/2013 - 11/30/2014 USD ($)	Vanguard Pennsylvania Long-Term Tax-Exempt Fund Vanguard Pennsylvania Long-Term Tax-Exempt Fund - Admiral Shares 12/1/2013 - 11/30/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	20	12
3 YEAR	64	39
5 YEAR	113	68
10 YEAR	255	154